November 10, 2015 Investor Presentation Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2015. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA. This financial measure is not a recognized measure under GAAP, and when analyzing our performance, investors should use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources. GOGOAIR.COM |

AGENDA GOGOAIR.COM | On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation

ATG / ATG4 launched IFC in North America in 2008 2Ku - the catalyst for changing global aviation in 2015 It’s now global and about the crew and the aircraft in addition to the passenger DELIVERING NEXT GENERATION CONNECTIVITY ATG ATG4 2008 2012 2015 2018e 1st Generation 2nd Generation 3rd Generation 2Ku GOGOAIR.COM |

GROWTH AND PROFITABILITY TRENDS ARE STRONG Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix Adjusted EBITDA(1) ($MM) $49 CA-ROW Segment Loss Revenue ($MM) 37% CAGR $89 Adjusted EBITDA $109 $24 GOGOAIR.COM |

GOGO HAS THE MOST BROADBAND AIRCRAFT ONLINE Global Eagle Panasonic Others Gogo Broadband Aircraft Online Gogo BA Aircraft Online Gogo CA Aircraft Online GOGOAIR.COM | * Data based on management estimates, trade publications and other public sources as of 9/30/2015 and include both commercial and business broadband connected aircraft

GLOBAL LEADER WITH PREMIER PARTNERS Business Segment Market Position Worldwide % of Q3’15 LTM Revenue Customers Include Commercial Aviation – North America #1 2,312 installed aircraft 62% 36% 2% Business Aviation #1 3,314 installed ATG aircraft #2 160 installed aircraft Commercial Aviation – Rest of World GOGOAIR.COM | Global broadband connected aircraft based on management estimates, trade publications and other public sources as of 9/30/2015 Letter of intent (1) (2)

AGENDA On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation GOGOAIR.COM |

DIFFERENTIATOR #1 WE UNIQUELY MASTER THE COMPLEX INTERSECTION OF AVIATION & TELECOM Aviation Regulatory Environment End-to-End Telecom Service Provider Aviation Global Logistics Aviation Engineering Requirements Only Gogo masters all four requirements GOGOAIR.COM |

DIFFERENTIATOR #2

2Ku IS A TRULY GLOBAL BROADBAND HIGHWAY IN THE SKY

- Cost: Most cost efficient globally
- Coverage: Near global coverage
- Capacity: ~180 Ku satellites; HTS satellites coming
- Reliability: Fewer moving parts, satellite redundancy
- Aero performance: Low profile, low fuel burn


Transmit Antenna
Receive Antenna
Adapter Plate
Fairing

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
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DIFFERENTIATOR #3 DELIVERING MORE VALUE TO AVIATION PARTNERS Improved operations Better decision making with Electronic flight bag, real-time weather/flight routing, aircraft health monitoring, predictive maintenance, etc. Digitized front line employees More efficient crew and improved passenger experience through online ordering/payments, CRM/re-routing, etc. Tailored passenger experience More levers to deliver connectivity and full range of live and stored content based on customer preferences More bandwidth More coverage More personal devices More tailored passenger experience More efficient crew and aircraft operations Across every plane around the world GOGOAIR.COM | More bandwidth unlocks connected aircraft

AGENDA On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation GOGOAIR.COM |

CAPITALIZING ON LARGE GROWTH OPPORTUNITY IN AIRCRAFT AND DATA DEMAND Commercial Aircraft 5x Global broadband aircraft online as of 9/30/2015 based on management estimates, public filings and trade publications. Derived from Boeing Current Market Outlook 2015 – 2034, excludes: cargo aircraft; 3) JetNet iQ Report Q3 2015; General Aviation Manufacturers Association 2014 Statistical Databook, excludes Rest of World turbo props; (4) Cisco VNI Mobile, 2015 Business Aviation 9x 4,400 23,800 3,700 33,800 Global Mobile Data(4) Exabytes per Month 10x 2.5 24.3 More aircraft. More data. Massive opportunity. GOGOAIR.COM | (2) (1) (3) (1)

FOCUSED GROWTH STRATEGY

1. Increase Aircraft Online

- ~11,000 uncommitted commercial aircraft globally & growing
- ~ 16,000 uncommitted business aircraft in North America & growing

2. Bring More Bandwidth to Aviation

- Aggressive roll out of 2Ku
- Continue ATG-4 upgrades in North America
- Bring 4G to BA by 2017
- Develop next generation solutions

3. Enable Connected Aircraft

- Develop aircraft communications platforms to enable:
  - Tailored passenger experience
  - Digitized front line employees
  - Improved operations



©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 14

AGENDA GOGOAIR.COM | On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation

GOGO - LEADING GLOBAL POSITION AND SCALE IN COMMERCIAL AVIATION Most Connectivity Revenue ($MM) CA-ROW CA-NA Most Broadband Connected Commercial Aircraft 2,472 3X Closest Competitor CA-NA & CA-ROW Service Revenue 44% CAGR 2Ku will unlock the connected plane and drive revenue growth GOGOAIR.COM | (1) Data based on management estimates, trade publications and other public sources as of 9/30/2015 and include commercial broadband connected aircraft (1) (1) (1)

ON A MISSION TO CONNECT GLOBAL AVIATION GOGOAIR.COM | Gogo is recognized as a leader globally Gogo presence Latin America 1,400 Europe, CIS 5,200 Middle East, Africa 1,700 Asia Pacific 5,300 61%* YOY increase in consideration 63%* of airlines consider Gogo for IFC/IFE needs *Source: Gogo Global Airline Survey November 2014 Note: All aircraft count above is derived from Boeing Current Market Outlook 2015 – 2034, excludes: cargo aircraft (1) Letter of Intent (1)

2Ku: SUPERIOR DESIGN, SUPERIOR PERFORMANCE

Performance results:

- Speed tests exceeded 12 Mbps to a device
- Streamed videos simultaneously to 40 devices
- IPTV demonstrates great performance, uses same antenna

Market deployment and adoption:

- 550+ aircraft awarded across 8 airlines in 19 months
- Gogo 737 aircraft is flying with 2Ku
- Aeromexico and Virgin Atlantic first aircraft are installed
- Multiple STCs are in process
- Strong linefit progress across all major airframes


2Ku
Traditional Gimbaled Aperture
Photo to scale

2Ku is exclusive to Gogo

Proprietary electro-mechanical, phased-array antenna

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
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2Ku CHOICE IS CLEARLY SUPERIOR


Ka satellites
2 to 5 (1)
Ku satellites
~180 in orbit today (2)
Round antenna
Rectangular antenna
gogo
ViaSat
Inmarsat
Global Eagle
Panasonic

2Ku – round is better, bigger is better

(1) Based on management estimates and include satellites operated by Inmarsat, Viasat, Eutelsat, and Yahsat as of 9/30/2015. We estimate that there are approximately 10 Ka satellites in the world, but due to lack of interoperability between Ka satellite providers, only 2 to 5 can be used for a given Ka antenna.
(2) Based on management estimates and include satellites operated by SES, Intelsat, Eutelsat, Echostar, and Telesat as of 9/30/2015

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 19

CA-NORTH AMERICA: SCALE DRIVES PROFITABILITY GOGOAIR.COM | CA-NA Service Revenue ($MM) & Aircraft Online CA-NA Segment Profit ($MM) Strong revenue growth fueled by increase in aircraft online and ARPA growth Strong operating leverage Expanding segment profit margins ~350 aircraft awarded, but not yet installed as of 9/30/2015 (1) Net of de-installs

160 aircraft online as of 9/30/2015 ~ 400 aircraft awarded, but not yet installed as of 9/30/15 Near global Ku-band satellite network 2Ku technology selected by 8 airlines International Aircraft Awards and Aircraft Online Executing On Our International Expansion CA-ROW Segment Loss ($MM) International Partners CA-REST OF WORLD: FOCUS ON INTERNATIONAL EXPANSION GOGOAIR.COM | (2) Net of de-installs Letter of Intent (1)

Letting the airlines be themselves. Business models to suit airlines’ needs. INTEGRATED PRODUCTS AND SERVICES TO SUIT AIRLINES’ NEEDS GOGOAIR.COM | Connectivity, Text & Talk GGV, IPTV Crew connect, Electronic Flight Bag

KEY PRIORITIES FOR COMMERCIAL AVIATION GOGOAIR.COM | Win more aircraft Install backlog Develop operations-oriented communications platforms Launch 2Ku commercially Continue ATG-4 upgrades Develop Next Gen solutions 1. Increase Aircraft Online 3. Enable Connected Aircraft 2. Bring More Bandwidth to Aviation

AGENDA GOGOAIR.COM | On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation

ESTABLISHED & PROFITABLE LEADER IN BUSINESS AVIATION GOGOAIR.COM | Total Revenue ($MM) Segment Profit ($MM) Market leader: Total of 8,700+ units online 89% market share in broadband connected aircraft 63% market share in Iridium connected aircraft Long-lasting relationships with all leading OEM and aftermarket dealers 28% CAGR 36% CAGR (1) (1) (1) Data based on management estimates, trade publications and other public sources as of 9/30/2015 Winner of best global customer support by AIN 4 years in a row Leading R&D capabilities: Developed and launched 10 products and services over 5 years

INNOVATOR WITH LEADING R&D CAPABILITIES



In-flight Connectivity

- Gogo Biz:
  - ATG 1000, 2000, 4000, 5000 & 8000
  - 4G expected in 2017
- Gogo OnePhone
- Gogo Text & Talk



In-flight Entertainment

- Gogo Vision – wireless IFE
- Gogo Cloud – content delivery network
- Streaming video expected on Gogo Biz 4G



Connected Communications Platforms

- Universal Cabin System
  - Data and voice router for every aviation network
  - Server capable of hosting Gogo and third party applications

The only provider of all three primary networks to business aviation: ATG broadband, Iridium and Swiftbroadband

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

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GOGO BIZ FOR ANY AIRCRAFT

LARGE JETS
2,900 aircraft*



ATG8000/ ATG5000

ATG 8000 for higher capacity aircraft

MEDIUM JETS
4,300 aircraft*



ATG5000/ ATG4000

87%(1) of installs are on medium or large aircraft

LIGHT JETS
5,500 aircraft*



ATG2000

62%(1) of units are being installed on light jets or turboprops

TURBOPROPS
8,300 aircraft*



ATG1000

Addresses jets even further down market

Gogo Biz platform offers optimum value and pricing for all aircraft sizes

* Source: JetNet iQ Report Q4 2014 and Gogo estimates as of June 2015 (1) From 2009 through 3/31/2015

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

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BA: HIGH-MARGIN SERVICE REVENUE DRIVES PROFITABILITY AND CASH FLOW GOGOAIR.COM | Service Revenue ($MM) ATG Aircraft Online Segment Profit ($MM) Average Monthly Service Revenue per Unit ($) 52% CAGR

KEY PRIORITIES FOR BUSINESS AVIATION GOGOAIR.COM | Increase North American market penetration Expand global service offerings Universal cabin system Pilot applications Gogo Cloud – content delivery network Deliver 4G in 2017 Develop Next Gen solutions 1. Increase Aircraft Online 3. Enable Connected Aircraft 2. Bring More Bandwidth to Aviation

IN SUMMARY POSITIONED FOR STRONG GROWTH GOGOAIR.COM | 2Ku – is the catalyst for global aviation Combined CA-NA and BA free cash flow positive YTD 2015 Aircraft Online ARPA Profitability Growth Game Changer Cash Flow Positive

7X more connected aircraft than closest competitor $30B market High revenue growth High operating leverage Global scale Specialize in Connected Aircraft Leading technology WHY INVEST IN GOGO Leading Position, Experience & Scale Large Growth Opportunity Attractive Model High Barriers to Entry GOGOAIR.COM | (1) (1) Industry estimates were derived by taking the amount spent to provide connectivity to a home or automobile as a percentage of the average value of the asset. This analogue in conjunction with an assumed $100M asset value for a commercial aircraft was used to arrive at ARPA.

APPENDIX GOGOAIR.COM |

ADJUSTED EBITDA RECONCILIATION ($MM) 2009 2010 2011 2012 2013 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 Net Income (142) (140) (18) (96) (146) (17) (19) (25) (24) (20) (25) (29) Interest Income (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) Interest Expense 30 – 1 9 29 7 7 9 9 10 16 17 Income Tax Provision – 3 1 1 1 – – – – – – – Depreciation & Amortization 22 31 33 37 56 16 15 17 17 19 21 22 EBITDA (91) (106) 16 (49) (60) 6 4 2 2 9 12 10 Fair Value Derivative Adjustments – 33 (59) (10) 36 – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return – 18 31 52 29 – – – – – – – Accretion of Preferred Stock – 9 10 10 5 – – – – – – – Stock-based Compensation Expense 1 2 2 4 6 2 2 3 3 3 3 5 Loss on Extinguishment of Debt 2 – – – – – – – – – – – Write Off of Deferred Equity Financing Costs – – – 5 – – – – – – – – Amortization of Deferred Airborne Lease Incentives – (1) (1) (4) (8) (3) (3) (4) (4) (4) (5) (5) Adjusted EBITDA (89) (45) (1) 9 8 5 3 1 1 8 11 10 GOGOAIR.COM |